--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                           May 16, 2002 (May 1, 2002)


                               SVI SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)




             Delaware                  0-23049               33-0896617
             --------                  -------               ----------
(State or other jurisdiction of      (Commission       (I.R.S. Empl. Ident. No.)
 incorporation or organization)      File Number)



        5607 Palmer Way, Carlsbad, California                92008
        -------------------------------------                -----
       (Address of principal executive offices)            (Zip Code)


                                 (877) 784-7978
                                 --------------
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
-------  ------------------------------------

         On May 1, 2002, SVI Solutions, Inc. ("SVI"), and Softline Limited ("Softline"), which beneficially owned 48.8% of the outstanding common shares of SVI at December 31, 2001, completed an integrated series of transactions (the "Transactions") as follows:

         1. SVI transferred to Softline all of SVI's right, title and interest to the "IBIS Note and Pledge Agreement" further described below.

         2. SVI issued to Softline 53,000 shares of newly-designated Series A Preferred stock at a deemed purchase price of $100 per share.

         3. In consideration of the above, Softline released SVI from approximately $12.3 million in indebtedness represented by an Amended and Restated Subordinated Promissory Note dated June 30, 2001.

         4. Softline exchanged 10,700,000 SVI common shares held by Softline for 88,000 additional shares of Series A Preferred.

         The Transactions will have an effective date for accounting purposes of January 1, 2002. SVI will not recognize any gain or loss in connection with the disposition of the IBIS Note and Pledge Agreement or the other components of the Transactions.

         The IBIS Note and Pledge Agreement referenced above consists of a promissory note issued by Kielduff Investments Limited ("Kielduff") in the original principal amount of $18.1 million with an outstanding balance of $19.1 million as of January 1, 2002. Such note is secured by a pledge of 1,536,000 shares of common stock of Integrity Software, Inc., which had been pledged to SVI pursuant to a Pledge Agreement dated December 31, 1998. Kielduff is not believed to have significant assets other than the shares subject to the Pledge Agreement. SVI has previously recognized impairment allowances with respect to the IBIS Note and Pledge Agreement, and recorded their fair value as of December 31, 2001 at $7 million.

         The terms of the Series A Preferred stock are summarized below, but such summary is qualified entirely by the Certificate of Designations and the Investor Rights Agreement attached as exhibits to this report.

Original Issue Price:      $100 per share (aggregate of $14.1 million)

Dividends:                 Cumulative dividends of 7.2% of Original Issue
                           Price per year (beginning January 1, 2002) payable semi-annually beginning June 30, 2002 when, as and if declared by the Board of Directors out of funds legally available therefor.

Date of Maturity:          December 31, 2006

Optional Conversion:       Holders may convert each share of Series A Preferred
                           at any time into the number of SVI common shares determined by dividing the Original Issue Price plus all accrued and unpaid dividends, by a conversion price initially equal to $0.80. The conversion price will increase at an annual rate of 3.5% calculated on a semi-annual basis.

Mandatory Conversion:      If any shares of Series A Preferred have not been
                           redeemed by SVI or converted into common shares by the holder prior to the Maturity Date, such shares will be converted automatically to SVI common shares at the then applicable conversion ratio.

Optional Redemption:       SVI may redeem the Series A Preferred at any time in
                           whole or in part (subject to a $1 million minimum redemption) prior to the Maturity Date for 107% of the sum of the Original Issue Price and accrued and unpaid dividends. SVI must provide advance written notice to the holders of its intention to redeem, and the holders may then elect to convert all or part of the redeemed shares into common shares using the then applicable conversion formula.

Liquidation Preference:    The Series A Preferred holders will be entitled to
                           receive upon any liquidation, in preference to the holders of the common shares and any other junior series of capital stock, the Original Issue Price plus accrued and unpaid dividends. The remaining assets available on liquidation will be distributed to the common and junior capital stockholders.

Voting Rights:             The Series A Preferred will have no voting rights
                           prior to conversion into common shares, except with respect to proposed impairments of the Series A
                           Preferred rights and preferences, or as provided by law.

Registration Rights:       Softline (but not its transferees) may require SVI to
                           register on Form S-3 the resale of common shares obtainable upon conversion of the Series A Preferred
                           ("Registrable Securities"), provided SVI is then eligible to use Form S-3, Softline proposes to sell
                           Registrable Securities to the public at an aggregate price of at least $5,000,000, and SVI has not within the prior twelve months already effected two registrations on Form S-3 for Softline. Softline may also request to have Registrable Securities included in any registration statement SVI otherwise proposes to file, subject to (a) customary exceptions for employee benefit plans and Rule 145 transactions and
                           (b) reductions at the request of an underwriter.


Right of First Refusal:    SVI has the right to purchase all but not less than
                           all of any Registrable Securities Softline proposes to sell to a third party, upon the same price and terms as the proposed sale to a third party.

         Softline continues to own 8,328,715 shares of SVI common stock following the Transactions.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
-------  ---------------------------------

         (b) Pro forma financial information

         The following unaudited pro forma condensed consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements and notes thereto of SVI included in its Annual Report on Form 10-K/A filed July 30, 2001, and SVI's December 31, 2001 unaudited quarterly financial statements on Form 10-Q filed February 19, 2002, with the Securities and Exchange Commission.

         The unaudited pro forma condensed consolidated balance sheet shows the Company's condensed consolidated balance sheet as of December 31, 2001, giving effect to the Transactions as if they had occurred on December 31, 2001. The unaudited pro forma condensed consolidated statements of operations show SVI's historical results for the year ended March 31, 2001, and the nine months ended December 31, 2001, giving effect to the Transactions as if they had occurred at April 1, 2000 and 2001, respectively.

         The unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Transactions had been consummated at the beginning of the earliest period presented, nor is it necessarily indicative of future operating results or financial position.


SVI Solutions, Inc. and Subsidiaries
Pro Forma Consolidated Statement of Operations
For the Twelve Months Ended March 31, 2001
(Unaudited)

                                                        SVI Solutions     Pro Forma       Pro Forma
                                                       and Subsidiaries  Adjustments    Consolidated
                                                        -------------   -------------   -------------
Net sales                                               $ 32,672,262    $          -    $ 32,672,262

   Cost of goods sold                                     11,668,904               -      11,668,904
                                                        -------------   -------------   -------------

Gross profit                                              21,003,358               -      21,003,358

Expenses:
   Research and development                                5,576,537               -       5,576,537
   Depreciation and amortization                           9,540,480               -       9,540,480
   Selling, general and administrative                    21,567,885               -      21,567,885
   Impairment of capitalized software and goodwill
      associated with Australian operations                8,886,000               -       8,886,000
   Impairment of note receivable in connection
      with the sale of IBIS Systems, Ltd.                  7,647,236               -       7,647,236
                                                        -------------   -------------   -------------
           Total expenses                                 53,218,138               -      53,218,138

Profit/(loss)from operations                             (32,214,780)              -     (32,214,780)

   Interest income                                           681,393               -         681,393
   Interest expense                                       (3,104,192)      1,037,080  A   (2,067,112)
   Other income                                               89,189               -          89,189
   Loss on sale of Australian subsidiary's net assets              -               -               -
   Foreign exchange gain (loss)                               (8,623)              -          (8,623)
                                                        -------------   -------------   -------------

Income before income tax                                 (34,557,013)      1,037,080     (33,519,933)

   Income taxes                                           (5,611,791)              -      (5,611,791)
                                                        -------------   -------------   -------------

Net income (loss)                                       $(28,945,222)   $  1,037,080    $(27,908,142)

   Preferred stock dividends                                       -      (1,015,200) B   (1,015,200)

                                                        -------------   -------------   -------------
Income (loss) available to common stockholders           (28,945,222)         21,880     (28,923,342)
                                                        =============   =============   =============


Loss per share - Basic and diluted                      $      (0.83)                   $      (1.02)
                                                        =============                   =============

Shares outstanding - Basic and diluted                    34,761,386     (10,700,000) C   24,061,386



PRO FORMA ADJUSTMENTS:

A  Reverse interest expense on note payable to Softline.                $  1,037,080

B  Assumed the Board declared dividends on preferred stock at 7.2%      $  1,015,200

C  Softline exchanged 10,700,000 SVI common shares held
   by Softline for 88,000 shares of Series A Preferred                   (10,700,000)


SVI Solutions, Inc. and Subsidiaries
Pro Forma Consolidated Statement of Operations
For the Nine Months Ended December 31, 2001
(Unaudited)


                                                 SVI Solutions     Pro Forma       Pro Forma
                                                and Subsidiaries  Adjustments    Consolidated
                                                 -------------   -------------   -------------
Net sales                                        $ 22,586,726    $          -    $ 22,586,726

   Cost of goods sold                               9,220,300               -       9,220,300
                                                 -------------   -------------   -------------

Gross profit                                       13,366,426               -      13,366,426

Expenses:
   Research and development                         4,161,500               -       4,161,500
   Depreciation and amortization                    5,289,484               -       5,289,484
   Selling, general and administrative             10,800,168               -      10,800,168
                                                 -------------   -------------   -------------
        Total expenses                             20,251,152               -      20,251,152

Profit/(loss)from operations                       (6,884,726)              -      (6,884,726)

   Interest income                                     15,600               -          15,600
   Interest expense                                (2,829,161)      1,220,278  A   (1,608,883)
   Other income                                       (29,393)              -         (29,393)
   Overhead recoveries                                      -               -               -
   Gain (loss) on disposal of Australian subs               -               -               -
   Foreign exchange gain (loss)                       (13,901)              -         (13,901)
                                                 -------------   -------------   -------------

Income before income tax                           (9,741,581)      1,220,278      (8,521,303)

   Income taxes                                       330,384               -         330,384
                                                 -------------   -------------   -------------

Net income (loss)                                $(10,071,965)   $  1,220,278    $ (8,851,687)

   Preferred stock dividends                                -        (761,400) B     (761,400)

                                                 -------------   -------------   -------------
Income (loss) available to common stockholders   $(10,071,965)   $    458,878    $ (9,613,087)
                                                 =============   =============   =============


Loss per share - Basic and diluted               $      (0.26)                   $      (0.35)
                                                 =============                   =============

Shares outstanding - Basic and diluted             38,091,899     (10,700,000) C   27,391,899



PRO FORMA ADJUSTMENTS

 A  Reverse interest expense on note payable to Softline.        $  1,220,278

 B  Assumed the Board declared dividends on preferred stock at   $    761,400
    7.20%

C   Softline exchanged 10,700,000 SVI common shares held
    by Softline for 88,000 shares of Series A Preferred           (10,700,000)


SVI Solutions, Inc. and Subsidiaries
Pro Forma Consolidated Balance Sheet
 As of December 31, 2001
(Unaudited)
                                                  SVI Solutions     Softline       Pro forma
                                                and Subsidiaries  Transactions   Consolidated
                                                 -------------   -------------   -------------
ASSETS
Current assets
   Cash                                          $    617,474    $          -    $    617,474
   Accounts receivable, net                         4,990,363               -       4,990,363
   Income tax refund receivable                             -               -               -
   Other receivables                                  479,550               -         479,550
   Inventories                                        224,768               -         224,768
   Current portion of non-compete agreements          916,836               -         916,836
   Deferred income taxes                              135,308               -         135,308
   Prepaid expenses and other current assets          595,310               -         595,310
                                                 -------------   -------------   -------------

   Total current assets                             7,959,609               -       7,959,609

Note receivables                                    7,000,000      (7,000,000) B           -
Intercompany receivable                                     -               -               -
Furniture and equipment, net                          947,861               -         947,861
Capitalized software, net                          18,963,797               -      18,963,797
Goodwill on acquisition of subsidiaries, net       15,980,773               -      15,980,773
Not-to-compete agreements, net                      1,813,981               -       1,813,981
Deferred tax asset                                          -               -               -
Other assets                                           45,566               -          45,566
                                                 -------------   -------------   -------------

   Total assets                                  $ 52,711,587    $ (7,000,000)   $ 45,711,587
                                                 =============   =============   =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
   Accounts payable                                 2,166,814               -       2,166,814
   Accrued expenses                                 4,249,005               -       4,249,005
   Dividend payable                                         -         761,400  C      761,400
   Line of credit                                     479,113               -         479,113
   Deferred revenue                                 4,677,357               -       4,677,357
   Due to stockholders                              2,279,388               -       2,279,388
   Current portion of long-term debts               7,420,631               -       7,420,631
   Intercompany loans                                       -               -               -
   Income taxes payable                                57,196               -          57,196
                                                 -------------   -------------   -------------

   Total current liabilities                       21,329,504         761,400      22,090,904

Due to stockholders                                12,257,358     (12,257,358)A,B           -
Deferred rent                                         122,194               -         122,194
                                                 -------------   -------------   -------------

   Total liabilities                               33,709,056     (11,495,958)     22,213,098
                                                 -------------   -------------   -------------


Stockholders' equity
   Preferred stock                                          -      14,100,000  B   14,100,000
   Common stock                                         3,949               -           3,949
   Additional paid in capital                      59,062,966               -      59,062,966
   Treasury Stock                                  (4,306,044)    (10,062,920) B  (14,368,964)
   Retained earnings                              (33,186,154)        458,878 A,C (32,727,276)
   Cumulative translation adjustment               (2,572,186)              -      (2,572,186)
                                                 -------------   -------------   -------------
                                                   19,002,531       4,495,958      23,498,489
                                                 -------------   -------------   -------------
    Total liabilities and stockholders' equity   $ 52,711,587    $ (7,000,000)   $ 45,711,587
                                                 =============   =============   =============

SVI Solutions, Inc. and Subsidiaries
Pro Forma Consolidated Balance Sheet
 As of December 31, 2001
(Unaudited)


PRO FORMA ADJUSTMENTS:                                     DR            CR
                                                      ------------  ------------

 A  Reverse interest accrued from April 1, 2001 through December 31, 2001

       Due to Stockholders                             1,220,278
            Interest expense                                          1,220,278


 B  Transactions with Softline. No gain or loss is recorded.

      IBIS note receivable                                            7,000,000
      Note payable to Softline                        11,037,080
      Preferred stock                                                14,100,000
      Treasury stock                                  10,062,920


 C Assumed the Board declared 7.2% dividends on preferred stock for the period of April 1, 2001 through December 31, 2001

      Preferred stock dividends                          761,400
      Dividend payable                                                  761,400

         (c) Exhibits

                  Exhibit No.         Description
                  -----------         -----------
                     2.1              Purchase and Exchange Agreement dated as
                                      of January 1, 2002 by and between SVI
                                      Solutions, Inc. and Softline Limited*
                     4.1              Certificate of Designations
                     4.2              Investor Rights Agreement

* Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but a copy will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SVI SOLUTIONS, INC.




Date:    May 16, 2002                      By: /s/ Barry M. Schechter
                                              -------------------------------
                                                   Barry M. Schechter
                                                   Chief Executive Officer



                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

2.1 Purchase and Exchange Agreement dated as of January 1, 2002 by and between SVI Solutions, Inc. and Softline Limited*

4.1            Certificate of Designations

4.2            Investor Rights Agreement

* Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but a copy will be furnished supplementally to the Securities and Exchange Commission upon request.